                              MEMORANDUM OF AGREEMENT               EXHIBIT 10.1


                                   between

VALORINVEST LTD.
29 Quai des Bergues
CH-1201 Geneva
Switzerland
                                                          (hereinafter ,,Valor")
                                     and

ASP VENTURES CORP.
1177 West Hastings Street
Suite 1818
Vancouver, BC Canada V6E 2K3
                                                            (hereinafter ,,ASP")
                                     and

FELCO HOLDING ZUG AG
Chamerstrasse 18
CH-6301 Zug
Switzerland
                                                          (hereinafter ,,Felco")
                                     and

HANS BEAT FEHLMANN
Zugerstrasse 76
CH-6318 Walchwil
Switzerland

BEAT C. FEHLMANN
Eichholzweg 1c
CH-6312 Steinhausen
Switzerland

MATHIAS FEHLMANN
Giebelweg 4
CH-6343 Buonas
Switzerland

                                          (hereinafter collectively ,,Founders")
                                     and

VTZ VERSICHERUNGS TREUHAND
ZURICH AG
Bahnhofplatz 9
CH-8023 Zurich
Switzerland
                                                            (hereinafter ,,VTZ")

Memorandum of Agreement
May 19, 1999
Page 2


This Memorandum of Agreement (the ,,Memorandum") is made by delivery of all Exhibits and signature of all parties as of the date of the last signature (the ,,Memorandum Date,,), by and between Valor, ASP, Hans-Beat Fehlmann, Beat C. Fehlmann and Mathias Fehlmann, individual citizens and residents of Switzerland, Felco and VTZ to evidence the preliminary agreement among the parties.

1. Founders and Felco represent that two patents (the ,,Patents,,) for light weight concrete structure as set forth on Exhibit 1 to this Memorandum have been issued to Hans-Beat Fehlmann as the inventor thereof (,,Inventor,,), or applied for in the countries listed on
         Exhibit 1, and have been exclusively licensed to Felco, that neither the Patents nor any rights therein have been pledged, assigned, licensed or otherwise transferred to any party other than Felco, that the Founders have other secret know-how for the manufacture and application of light weight concrete (the ,,Technology,,) presently exclusively licensed or placed at the disposal of Felco, and that Felco is engaged in the business of (i) developing and marketing applications of light weight concrete using the Patents and the Technology and (ii) assisting third party projects in applying the Patents and the Technology (jointly referred to as the ,,Business,,).

2. ASP represents that the prices of sales of its shares are reported on the Over-the-Counter Bulletin Board maintained by the Nasdaq.

3. ASP shall loan to Felco (the ,,Felco Loan,,), under the terms of the promissory note attached hereto as Exhibit 2, for use only as working capital, the sum of CHF 400'000.-- which shall be advanced CHF 200'000 on the execution hereof and CHF 100'000 at the end of each 30 day period thereafter until the full amount has been advanced. The sums so advanced shall be repayable, together with 8% interest from the date of advance, on the earlier of (i) the ,,Financing,,(as defined below) or
         (ii) January 31, 2000; provided, however, that (a) if the "Closing" (as defined below) has not occurred within 45 days after the Memorandum Date, or (b) if any of the information or documents provided by Felco to ASP or Valor, directly or through the advisors of either, listed on
         Exhibit 6 to this Memorandum or any representations or warranties made by Founders or Felco in this Memorandum shall be false, misleading or incomplete in any material respect or (c) there shall occur a material adverse change in the business of Felco, upon notice given by ASP in its sole discretion (the ,,Notice"), no further advances shall be made and the entire amount advanced will be immediately due and payable and shall be paid by Felco to ASP without interest no later than 60 days from Felco's receipt of the Notice. Felco and Founders represent that, except for up to CHF50'000.-- expended or to be expended for properly justified and documented costs related to the transactions contemplated herein through the Closing, no portion of the Felco Loan shall be paid to or for the Founders, any of their relatives or associates or any party affiliated with any of them, or on account of debts owed or guaranteed by any of them except salaries not exceeding those previously and customarily paid. The Founders and VTZ shall not be liable for the Felco Loan which shall be repayable only out of the assets of Felco other than the exclusive license of the Patents or the Technology. For the purpose of making the Felco Loan, Valor agrees to loan to ASP funds ("Valor Loan") as requested by ASP pursuant and subject to the same terms and conditions as the Felco Loan as agreed in this Memorandum and the Promissory Note attached thereto as Exhibit 2.

4. Founders agree to sell to ASP and ASP agrees to purchase from Founders upon Closing, all of the Founders' shares in Felco as shown on Exhibit 3 to this Memorandum, free and clear of all claims or encumbrances, for a purchase price consisting of (a) three million common shares of ASP delivered upon Closing and (b) the sum of CHF 350'000.-- paid in cash to Founders on or before twenty-four months after the Memorandum Date. Such purchase price shall be delivered or paid to

Memorandum of Agreement
May 19, 1999
Page 3


         each Founder pro-rata in the percentage of the total number of shares of Felco shown on Exhibit 3 purchased by ASP from such Founder.

5. VTZ agrees to use its best efforts to cause each of those persons listed on Exhibit 4 to this Memorandum to sell to ASP and ASP agrees to purchase from each all of his shares in Felco, free and clear of all claims and encumbrances, for a purchase price consisting of an aggregate total of one million shares of the common stock of ASP delivered pro-rata to each of such persons in the percentage of the total number of shares in Felco shown on Exhibit 4 purchased by ASP from such person.

6. The closing (,,Closing,,) on the transactions described in paragraphs 4 and 5 above shall occur upon: (a) Valor, ASP, Felco and Founders agreeing upon and executing definitive agreements (,,Definitive Agreements,,), including those listed in Exhibit 5, implementing the transactions described herein or such adjusted transactions as the parties may mutually agree upon and (b) unless waived by ASP in its sole discretion, persons representing at least 91% of the shares of Felco having entered into binding agreements (,,Stock Purchase Agreements,,) with ASP for the purchase and sale of such shares. If persons representing less than 100% of the shares of Felco have entered into Stock Purchase Agreements with ASP at the time of the Closing, Founders and VTZ agree to use their best efforts to obtain such agreements from such persons after the Closing. At any time after 90 days after the Memorandum Date, ASP shall have the right, in its sole discretion, to terminate any offer to purchase the shares of Felco held by persons who have not entered into Stock Purchase Agreements with ASP. At any time after 90 days after the Memorandum Date, ASP shall have the further right, in its sole discretion, to cause Felco to merge into ASP or a subsidiary of ASP; provided, however, that ASP shall own sufficient shares of Felco to cause such merger to occur under applicable law. Notwithstanding the foregoing, ASP shall be under no obligation to enter into a Stock Purchase Agreement with any person in any jurisdiction where doing so or the offering or sale of ASP shares to such person would require filing under the applicable securities laws and regulations or similar laws of any document other than a notice of such transaction not subject to discretionary review by the relevant authorities.

7. Within 60 days of the Closing, but no sooner than June 30, 1999, Valor agrees to assist ASP, if desired by ASP, in the private placement (the ,,Bridge Financing,,) of debt or equity, as determined by Valor in its sole discretion, to provide up to US$ 500'000.-- of financing for ASP (excluding costs and commissions) subject to Valor's satisfaction with its due diligence of ASP, ASP's business plan and ASP's proposed use of proceeds. Any debt issued in a Bridge Financing shall be repayable out of the Financing. The total value of equity issued in a Bridge Financing shall reduce the amount of the Financing by the same amount.

8. Within 120 days of the Closing, ASP shall file with the United States Securities and Exchange Commission (,,SEC,,) a registration statement or other filing for the issuance of freely trading shares to provide at least USD 2'700'000.-- in equity financing (the ,,Public Financing,,) for ASP (excluding costs and commissions). ASP agrees to use its best efforts to have such registration statement or other filing declared effective or approved by the SEC as soon as is practicable. Notwithstanding the foregoing, if ASP reasonably determines that a Public Financing is not practicable or in the interest of ASP and its shareholders, ASP may undertake a private placement of shares
         (the ,,Private Placement,,) to provide at least USD 2'700'000.-- in equity financing for ASP (excluding costs and commissions).The term ,,Financing,, means the Public Financing or the Private Placement, which ever occurs first. The price per share for the Financing shall be determined by ASP together with the parties placing or underwriting the same based upon a target price of USD 7.-- per share. It is understood and acknowledged that the total proceeds to be raised in the Financing

Memorandum of Agreement
May 19, 1999
Page 4


         shall be in excess of USD 2'700'000 to allow for payment of the costs and commissions involved in the Financing and that proceeds of the Financing may be used to pay some or all of such costs and commissions. The Financing is contingent upon SEC approval if required, on satisfactory due diligence by the parties placing or underwriting the same, on agreement on terms among the parties and those placing or underwriting the same and on market conditions.

9. At the time of the Closing, Valor and Founders agree to enter into a shareholders agreement (the ,,Shareholders Agreement,,) providing that each shall vote their shares in ASP so as to cause the election of no more than (a) five directors for ASP of which two shall be recommended by Valor, two shall be recommended by the Founders and the fifth shall be recommended jointly by Founders and Valor, (b) three directors of Felco of which two shall be recommended by the Founders and one shall be recommended by Valor (with the signature of one of the Founders directors and the Valor director being required to authorize action by Felco) and (c) for the election of Inventor as president of Felco; provided that the shareholders reasonably believe that each such director is qualified and the election of the same is in the best interest of the shareholders of ASP. The parties acknowledge that it is their intent to select a chief executive officer for ASP and Felco who shall have ultimate responsibility for the success of both entities. The Shareholders Agreement shall also contain such additional provisions concerning term and other matters as the parties shall agree. The new board of directors of ASP and Felco shall be elected within one month after Closing. VTZ agrees to use its best efforts to cause as many persons as possible listed on Exhibit 4 to enter into the Shareholders Agreement.

10. At the time of the Closing or as soon as practicable thereafter, ASP shall change its corporate name to Felco International Corporation, or a similar name if the same is not available in the State of Florida, and shall establish a shareholder approved employee stock option plan and directors stock option plan authorizing the issuance of stock options or other stock based incentives, as determined by the newly elected directors of ASP and/or a compensation committee established by such directors, to the executives and other employees and the outside directors of ASP and its subsidiaries.

11. Valor shall use its best efforts to arrange for a bank or other financial institution to loan to Founders at the time of the Closing the sum of CHF 1'500'000.-- against 1'000'000 shares of ASP on a non-recourse basis and under, and subject to, such other terms as may be agreed among the Founders and the lender.

12. (a) At the time of the Closing, Inventor and Felco shall enter into a new license agreement (the ,,License Agreement" pursuant to which: (a) Inventor shall license world-wide rights in the Patent and any portions of the Technology developed by the Inventor (the ,,Inventor Technology") to Felco on an exclusive basis; (b) Inventor shall receive an initial royalty of CHF 350'000.-- upon completion of the Financing and (c) Felco shall pay to the Inventor royalties of 2.5 % of the gross revenues solely from the Business, payable on a quarterly basis until the expiration of the latest issued patent listed on Exhibit 1.

         (b) At the time of the Closing, each of the Founders (other than the Inventor) shall transfer all their right, title and interest in any of the Technology developed by each of them to Felco solely in consideration of that portion of the Founders Purchase Price received by each and the sum of USD 1.--paid to each.

13. The primary mission of ASP and Felco after the Closing shall be the exploitation of the exclusive license of the Patents and the Technology so long as the directors of ASP deem the same to be in

Memorandum of Agreement
May 19, 1999
Page 5


         the best interests of its shareholders and, subject thereto, the parties agree that ASP may explore and engage in other methods of producing light weight concrete or other business activities related to the construction industry. After the Closing, the Business and research and development activities related to the Patents and Technology shall be conducted by Felco based in Zug, Switzerland, so long as the Founders and others directly involved in such research and development are located there although other businesses in which ASP may be involved and ASP's and Felco's senior management (not directly involved in research and development related to the Patents and Technology) may be based in such jurisdictions as the directors determine to be in the best interest of ASP and its shareholders.

14. Felco and Founders represent and warrant that (a) Felco is a corporation duly organized and in good standing under the laws of Switzerland; (b) Founders each own the shares in Felco shown by their names on Exhibit 3 to this Memorandum, free and clear of all claims except as shown on Exhibit 3; (c) Exhibit 4 is a listing according to the corporate records of Felco of the names of each person other than Founders holding shares in Felco and the number of shares held by each;
         (d) except as stated on Exhibits 3 and 4, there are no other shares in Felco outstanding or rights granted by Felco or Founders to acquire or convertible into the same; (e) Felco has the exclusive worldwide rights to the use of the Patents and the Technology without adverse claims by any other person; (f) each of the Founders and Felco has the authority to enter into this Memorandum and (g) execution and performance of this Memorandum will not cause a breach of any other agreement to which Founders or Felco is a party.

15. VTZ represents and warrants that each of the persons listed on Exhibit 4 is a customer of VTZ or has purchased shares in Felco directly through Felco.

16. Valor and ASP each represent and warrant that (a) each is a corporation organized and in good standing under the laws of its jurisdiction or incorporation; (b) each has the authority to enter into this Memorandum; and (c) execution and performance of this Memorandum will not cause a breach of any other agreement to which either is a party. ASP represents and warrants that (a) at the time of the Closing, the three million common shares of ASP delivered to Founders as purchase price will represent no less than 50% of the issued and outstanding shares of ASP on a fully diluted basis; (b) ASP shall have no material liabilities (other than the Valor Loan) and at least USD 300'000.-- incash assets at the time of the Closing; and (c) each of the directors or representatives of ASP signing this Agreement has the authority to enter into this Memorandum.

17. The parties agree to use their best efforts to accomplish the following schedule:

           Signing of this Memorandum                   as soon as possible
           Funding of Felco Loan-1st Advance            20th May 1999
           Funding of Felco Loan-2nd Advance            20th June 1999
           Execution of  Definitive Agreements          20th June 1999
           Closing                                      20th June 1999
           Funding of Felco Loan-3rd Advance            20th July 1999
           Bridge Financing                             20th August 1999
           Financing                                    1st  November 1999

18. Prior to election of new directors of Felco as contemplated in paragraph 9 above, except with the prior agreement of ASP and Valor, Felco and the Founders agree not to issue additional shares or other ownership interests in Felco of any type, or rights thereto. Felco agrees not to and Founders

Memorandum of Agreement
May 19, 1999
Page 6


         agrees not to allow Felco to agree to sell or issue any interest in the Patents or the Technology or to incur or assume any debt or other financial obligation.

19. As an inducement to ASP and Valor to enter into this Memorandum, to make the Felco Loan, to expend effort and expenses on the transactions contemplated herein and due diligence of Felco, between Memorandum Date and the election of new Felco directors as contemplated in paragraph 9, Felco will and Founders shall cause Felco to: (a) conduct business only in the normal and ordinary course and in substantially the same manner as conducted previously; (b) use best efforts to preserve intact its business organization and goodwill; (c) keep ASP and Valor advised of any business developments and consult with ASP before any decisions are taken with respect to any business operations; (d) not make any dividend or other unusual distributions of any kind to stockholders;
         (e) change management only as acceptable to Valor and ASP; (f) not make any material change to any material agreements or incur any material liabilities without ASP and Valor's prior written consent other than as required under paragraph 12 which shall be in form and substance acceptable to ASP and Founders; (g) not incur any debt or other obligations other than in the ordinary course of business without the prior written consent of Valor and ASP; and (h) grant no additional rights in Felco, the Patents or the Technology other than as required under paragraph 12 which shall be in form and substance acceptable to ASP. The parties acknowledge that Felco is proposing to enter into a material business transaction in connection with the,,Expo 2001" project which is within the normal and ordinary course of Felco's business but as to which ASP shall be consulted in regard to the terms and conditions thereof and the partners and other participants therein.

20. The Founders, the Inventor, VTZ and Felco acknowledge that ASP is not engaged in any material business activities. As an inducement to the Founders, the Inventor, VTZ and Felco to enter into this Memorandum, to expend efforts and expenses on the transactions contemplated herein and due diligence of ASP (to the extent deemed necessary by the Founders, the Inventor, VTZ and Felco), ASP agrees that, from the Memorandum Date until the election of the new ASP directors as contemplated in paragraph 9, so long as ASP has not given a Notice under paragraph 3 above or the obligations of ASP or Valor have not terminated under paragraph 26 or 27 below, ASP will not undertake, except with the prior consent of Felco, any material business activities other than the borrowing of funds under the Valor Loan and the acquisition of the shares of Felco as contemplated by paragraph 6 above.

21. Until the Closing, Felco shall and Founders shall cause Felco (including any subsidiaries and affiliates) to: (a) grant ASP and Valor and its representatives, access to its and their premises and books and records and (b) furnish to ASP and Valor and their respective representatives such financial, operating and other information with respect to its business and properties as ASP and Valor shall from time to time reasonably request. In connection with its examination of Felco, ASP and Valor and their respective representatives may communicate with any person having business dealings with Felco. All of such access, investigation and communication by ASP or Valor will be conducted in a manner designed not to interfere unduly with the normal business of Felco.

22. Until the Closing, ASP (including any subsidiaries and affiliates) shall: (a) grant the Founders and Felco, as well as their representatives, access to its books and records and (b) furnish to the Founders and Felco as well as their representatives such financial, operating and other information with respect to ASP's business and properties as the Founders and Felco shall from time to time reasonably request. In connection with the examination of ASP, the Founders and Felco as well as their representatives may communicate with any person having business dealings with ASP. All of

Memorandum of Agreement
May 19, 1999
Page 7


         such access, investigation and communication by Founders or Felco will be conducted in a manner designed not to interfere unduly with the normal business of ASP.

23. In consideration for the expenditures of time, effort and expense to be undertaken by ASP and Valor in connection with the transactions, the Bridge Financing and the Financing contemplated by this Memorandum and ASP and Valor's investigation of Felco, which is a condition precedent to any such financing, Felco, Founders and VTZ each agree that, from the Memorandum Date until the Closing, Felco, Founders and VTZ each will not solicit, entertain or enter into any agreement or understanding with, or furnish any nonpublic information to, any person or entity other than Valor or ASP or the representatives of either, with respect to the acquisition (by purchase, merger or otherwise) of any or all of the capital stock of or other interests in Felco, the Patents or the Technology or the sale of any material portion of the assets of Felco. Felco, Founders and VTZ will promptly notify ASP and Valor if any of them receives an unsolicited offer for such a transaction, or obtains information that such an offer is likely to be made, which notice will include the identity of the prospective offeror and the price and terms of the proposed offer.

24. Each party shall be responsible for its own costs in connection with this Memorandum and the transactions contemplated herein. It is acknowledged that all professional costs in Switzerland incurred by Felco the Founders, VTZ and other shareholders of Felco and connected with the transactions set forth in this Memorandum, including but not limited to lawyers costs and costs for other professional advisors, are to be borne by Felco; provided, however, that Felco has given its prior approval to the engagement of such advisors and none of such costs shall be paid with the proceeds of the Felco Loan except as provided in paragraph 3 above.

25. Each party agrees that it will not release or issue any reports, statements or releases pertaining to this Memorandum and the implementation hereof without the prior written consent of the other parties hereto except to professional advisors under a duty of confidentiality as necessary to consummate the transaction. Each party agrees that any information or material which is obtained from another party hereto will be used solely for the purposes of evaluating the other parties hereto in connection with the transactions contemplated herein and that such information will not be used or disclosed other than in furtherance of such purpose.

26. This Memorandum shall terminate only upon the earliest to occur of (a) the execution of Definitive Agreements; (b) the execution and delivery by the parties of an agreement superseding this letter; (c) the notification to Felco by ASP or Valor of its election to terminate this Memorandum based on the results of their due diligence investigation into Felco; (d) the notification by any party to the other party hereto of the election to terminate this Memorandum for material departure by the other party from the provisions set forth in this Memorandum; (e) the giving of a Notification by ASP or Valor under paragraph 1 above;
         (f) the giving of a notification by Felco to ASP and Valor that any representations or warranties made by ASP or Valor in this Memorandum are false, misleading or incomplete in any material respect; or (g) failure of the Closing to occur within 45 days of the Memorandum Date. In case of a termination under clauses (e) or (g), the Felco Loan shall be due and payable as provided in paragraph 3 and no further advances thereunder shall be due.

27. Except for paragraphs 1 through 3 and 14 through 29 hereof which are binding upon the parties, this Memorandum is intended to be, and shall be construed only as, a memorandum evidencing the intent of the parties to the date hereof. Except as otherwise provided in the preceding sentence, the respective rights and obligations of the parties remain to be defined in the Definitive Agreements, into which this letter and any prior discussions shall merge and which shall contain representations and warranties and other terms yet to be agreed upon and may reflect additional or different terms

Memorandum of Agreement
May 19, 1999
Page 8


         consistent with the economic and other objectives set out above as may be necessary to meet the needs of the parties including without limitation tax and securities matters. Notwithstanding any other provisions in this Memorandum, (a) the obligations of ASP and Valor are subject to the satisfaction of each with their respective due diligence examinations of Felco, the Patents and the Technology including, without limitation, satisfaction as to Felco's business plans, management, competition, technologies and financial condition; (b) ASP and Valor shall be under no obligation to consummate the transactions contemplated herein (other than the Felco Loan except for advances not due) if, in the sole discretion of either, it determines not to proceed with any of such transactions whether as described herein or on other terms; and (c) in case of termination of this Memorandum pursuant to paragraph 26 (c) - (g), or non-consummation of the transactions contemplated herein pursuant to paragraph 27 (b), the Licence Agreement and all rights in the Technology licensed to Felco shall terminate. The parties agree to work in good faith to timely enter into and consummate the Definitive Agreements.

28. This Memorandum as well as any dispute directly or indirectly affecting this Memorandum shall be subject to and interpreted in accordance with the laws of Switzerland. Notices shall be deemed given when delivered to a party at the address or fax number for such party listed under their signatures below.

29. All disputes arising out of or in connection with the present Memorandum of Agreement, including disputes on the conclusion, binding effect, amendment and termination, shall be resolved, to the exclusion of the ordinary courts by a three-person Arbitral Tribunal in accordance with the International Arbitration Rules of the Zurich Chamber of Commerce. The Arbitration shall take place in Zurich; the language of the proceeding shall be English.

Memorandum of Agreement
May 19, 1999
Page 9


         This Memorandum will be executed by facsimilie signature which shall be deemed an original and, when taken together, shall be deemed one and the same agreement.


FELCO HOLDING ZUG AG:



/s/ H.B. Fehlmann                       /s/ Beat Fehlmann
-----------------------                 ---------------------------

(H.B. Fehlmann)                         (Beat Fehlmann)
Title: President of the Board           Title: Member of the Board

Felco Holding AG
Chamerstrasse 18
6300 Zug
Fax 0041 41 710 46 45



Hans-Beat Fehlmann:                     Beat C. Fehlmann:



/s/ Hans-Beat Fehlmann                  /s/ Beat C. Fehlmann
---------------------------             ------------------------

(Hans-Beat Fehlmann)                    (Beat C. Fehlmann)


Zugerstrasse 76                         Eichholzweg 1c
6318 Walchwil                           6312 Steinhausen




Mathias Fehlmann:



/s/ Mathias Fehlmann
------------------------

Memorandum of Agreement
May 19, 1999
Page 10


(Mathias Fehlmann)
(signed by Beat Fehlmann, proxy of May 17th, 1999)

Giebelweg 4
6343 Buonas

Memorandum of Agreement
May 19, 1999
Page 11


VTZ Versicherungs Treuhand AG:




/s/ Martin Brenner                              /s/ Silvia Staub
-----------------------                         --------------------
(Martin Brenner)                                (Silvia Staub)
CEO, Member of the Board

Bahnhofplatz 9
Fax 0041 1 226 45 46

Memorandum of Agreement
May 19, 1999
Page 12


ValorInvest Ltd.




/s/ Altaf Nazerali
-----------------------                         --------------------------
(Altaf Nazerali)                                (                    )
Title:                                          Title:

29 Quai des Bergues
1201 Geneva
Fax 0041 22 732 56 95

Memorandum of Agreement
May 19, 1999
Page 13


ASP Ventures Corp.




/s/ Norman Wareham                              /s/ Eric Kohn
-----------------------                         -----------------
( Norman Wareham)                               (Eric Kohn)
Title:

Fax 001 604 68 32 370
Tel. 001 604 60 21 717

Memorandum of Agreement
May 19, 1999
Page 14



EXHIBIT 1 TO MEMORANDUM OF AGREEMENT

PATENTS OF FELCO HOLDING ZUG AG

                                                  Application or
Description of Patents          Owner             Patent Number      Country
----------------------          -----             -------------      -------

Grant Patents:

Building Material having low    H.B. Fehlmann     5,868,830          USA
degress of shrinkage

Building Material with          H.B. Fehlmann     5,641,815          USA
increased strength


Pending Patents:

European Patent:                H.B. Fehlmann     95936920.8         EU
Baumaterial mit geringerem
Schwinden

Switzerland:
Baumaterial mit geringerem      H.B. Fehlmann     3871/94-6          CH
Schwinden

PCT-Anmeldung:
Baumaterial mit geringerem      H.B. Fehlmann     CH95/00277         CH
Schwinden

Canada:
Bauwerkstoff mit erhohter       H.B. Fehlmann     2.132,645          CND
Festigkeit

Japan:
Bauwerkstoff mit erhohter       H.B. Fehlmann     245 485/94         JP
Festigkeit

Memorandum of Agreement
May 19, 1999
Page 15


EXHIBIT 2 TO MEMORANDUM OF AGREEMENT


PROMISSORY NOTE


PROMISSORY NOTE

CHF 400'000.--                                      May______, 1999


FOR VALUE RECEIVED, FELCO HOLDING ZUG AG, a Swiss corporation (,,Borrower,,), does hereby promise to pay to the order of ASP VENTURES CORP., a Florida corporation (,,Lender,,), the principal sum of FOUR HUNDRED THOUSAND AND 00/100 SWISS FRANCS (CHF 400'000.--), or so much thereof as shall have been advanced hereunder by Lender to Borrower together with interest thereon as provided below. (All capitalized terms in this Note, not defined herein, shall have the meanings given to such terms in that certain Memorandum of Agreement of even date herewith among Lender, Borrower and others (the ,,Memorandum")).

1. Interest. Interest will accrue on the outstanding principal amount of this Note at the rate of eight percent (8%) per annum from the date of each advance, and until all amounts outstanding under this Note have been paid in full.

2. Payments. Interest, principal and all other sums payable hereunder (collectively, the ,,Obligations,,) shall be payable, without any offset, reduction, counterclaim or recoupment whatsoever, in lawful money of the country of Switzerland which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, and shall be due and payable as follows unless extended by the
         Lender:

         ( a ) If (i) the Closing is not completed within forty-five (45) days of the Memorandum Date, or (b) if any of the information or documents provided by Borrower to Lender, directly or through advisors, listed on
         Exhibit 6 to the Memorandum or any representations or warranties made by Borrower in the Memorandum shall be false, misleading or incomplete in any material respect or (c) there shall occur a material adverse change in the business of Borrower, upon notice given by Lender in its sole discretion (the ,,Notice"), the entire the principal balance of this Note WITHOUT INTEREST shall be due and payable within 60 days or receipt of the Notice by Borrower and interest as provided above shall accrue from such due date until the same is paid;

         ( b ) The Obligations shall be repaid in full upon the consummation of the Financing; or

         ( c ) If not sooner paid (whether by acceleration or otherwise), the entire balance of the Obligations shall be due and payable on January 31st, 2000.

3. Advances. Upon receiving a properly executed original of this Note and upon the satisfaction of the conditions precedent to any advance as set forth herein, Lender shall make available the proceeds of the loan. Advances are limited in the aggregate to the stated principal amount of this Note; this is not a revolving line of credit.

4. Application of Payments. All payments shall be applied first on account of late charges, if any, then to Lender's costs of collection (including, without limitation, reasonable attorneys' fees and

Memorandum of Agreement
May 19, 1999
Page 16


         expenses), if any, then, to accrued and unpaid interest, and the balance to the reduction of principal. For the purposes of computing interest on the debt evidenced hereby, if any, interest shall be calculated on the basis of a year consisting of three hundred sixty
         (360) days, and shall be charged on the basis of the actual number of calendar days that the principal amount advanced remains unpaid to the Lender.

5. Default; Remedies. If default be made in the performance of any term, condition or covenant contained in this Note or in connection with any other obligation of Borrower to Lender, and such default shall not have been cured under any cure provisions applicable to such default, then and in any such event, the Obligations, in their entirety, shall at once become due and payable at the option of the Lender without further notice. Failure of the Lender to exercise the option to accelerate payment in the event of any default shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

6. Prepayment. The privilege is reserved to Borrower to prepay the entire indebtedness evidenced hereby with interest thereon, at any time of from time to time, without prepayment premium or penalty, provided however, that Borrower shall provide prior written notice to Lender of the intent to prepay ten (10) business days in advance of such prepayment. Partial prepayments shall not be accepted except in Lender's sole discretion.

7. Attorney's Fees. In the event counsel is employed by the Lender to enforce the provisions of this Note, Borrower shall pay upon demand reasonable attorneys' fees so incurred by Lender, and all other costs and expenses connected with such enforcement.

8. Waivers. The Borrower hereby waives presentment, protest and demand, notice of protest and notice of dishonor of this Note.

9. Notices. All notices, requests, demands and other communications required permitted hereunder must be in writing and shall be effective
         (a) five (5) days after being mailed by first class certified or registered mail, return receipt requested, with proper postage prepaid, or (b) two (2) business days after being delivered to an established over-night delivery service, with costs for ,,next day,, delivery prepaid, addressed in either case to the following addresses (or at such other addresses as will be given in writing by the parties to one another):


         To the Borrower:                Felco Holding Zug AG
                                         Attention: H.B. Fehlmann
                                         Chamerstrasse 18
                                         CH-6301 Zug
                                         Switzerland
                                         Tel.: 0041 -41 - 710 - 22 - 45
                                         Fax: 0041 -41 - 710 - 46 - 45



         To the Lender:                  ASP Ventures Corp.
                                         Attention: Mr. G.W. Norman Wareham
                                         1177 West Hastings Street
                                         Suite 1818
                                         Vancouver, BC Canada V6E 2K3

Memorandum of Agreement
May 19, 1999
Page 17


                                         Tel.: 001 604 60 21 717
                                         Fax: 001 604 68 32 370




                                         with copy to:
                                         Michael H. Chanin, Esq.
                                         Powell, Goldstein, Frazer and
                                         Murphy LLP
                                         1001 Pennsylvania Ave. NW.
                                         Suite 600
                                         Washington DC 20004
                                         Tel.:  (202) 624 - 7235
                                         Fax:  (202) 624 - 7222

10. Severability. In the event any provision (or any part of any provision) contained in this Note shall for any reason be finally held by a court of competent jurisdiction or other body to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained herein, but only to the extent it is invalid, illegal or unenforceable.

11. Successors and Assigns. This Note and/or rights hereunder are assignable by Lender and shall enure to the benefit of Lender and its assigns.

12. Time is of the Essence. Time is of the essence as to each and every provision of this Note.

13. Governing Law and Choice of Forum. This Note will be governed by and construed in accordance with the laws of Switzerland. All disputes arising out of or in connection with the present Note, including disputes on the conclusion, binding effect, amendment and termination, shall be resolved, to the exclusion of the ordinary courts by a three-person Arbitral Tribunal in accordance with the International Arbitration Rules of the Zurich Chamber of Commerce. The Arbitration shall take place in Zurich; the language of the proceeding shall be English. Collection of this Note may, however, be undertaken and enforced in the ordinary courts.

WITNESS the execution hereof by the Borrower on the date first hereinabove written, with the intent that this shall be an instrument under seal.


                                         BORROWER:


WITNESS: FELCO HOLDING ZUG AG



                                         By:                       (SEAL)
---------------------                        ---------------------
Name: H.B Fehlmann                       Name: Beat C. Fehlmann

Memorandum of Agreement
May 19, 1999
Page 18


Title: President of the Board            Title: Member of the Board



                                         Bank Wiring Instructions
                                         UBS Zug, Baarestrasse 14a, CH-6301 Zug
                                         att. Markus Gmur
                                         Bank Swift: UBSWCHZZ80A
                                         Kto Name: Felco Holding Zug AG
                                         Kto Number: Q9-819,796.0 (CHF)
                                         Kto Number: Q9-819,796.1 (US$)

                                         ---------------------------

Memorandum of Agreement
May 19, 1999
Page 19



                      EXHIBIT 3 TO MEMORANDUM OF AGREEMENT

OWNERSHIP OF FOUNDERS


Name                       Number of Shares   Encumbrance
----                       ----------------   -----------

Hans-Beat Fehlmann         140668             4930


Beat Fehlmann              9'500


Mathias Fehlmann           10'000             10'000


Total                      160168             14'930

% of total shares          69.64%             6.50%


NOTE THAT DELIVERY OF SHARES HELD BY PLEDGE HOLDER IS SUBJECT TO RESPECTIVE AGREEMENTS BETWEEN THE SHAREHOLDER AND THE HOLDER OF THE PLEDGE.

Memorandum of Agreement
May 19, 1999
Page 20



EXHIBIT 4 TO MEMORANDUM OF AGREEMENT
PAGE 1 OF 6
OWNERSHIP INTEREST PURSUANT TO RECORDS OF FELCO HOLDING ZUG AG

REGISTERED SHARES

----------------------------------------------------------------------------------------------------------------
        FELCO HOLDING ZUG AG
----------------------------------------------------------------------------------------------------------------
        LISTE DER INVESTOREN IN NAMENAKTIEN ( ohne Grunderaktionare )
----------------------------------------------------------------------------------------------------------------
            PER 10.05.99
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
NAME                                                   ORT                        ANZAHL             ZERT.
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
Aemisegger Alena                                       Adlikon                              40               24
----------------------------------------------------------------------------------------------------------------
Aemisegger Andreas                                     Adlikon                              40               11
----------------------------------------------------------------------------------------------------------------
Affaires Financieres S.A.                              Zurich                             7370              262
----------------------------------------------------------------------------------------------------------------
Albertin Bernadette                                    Massagno                             48              100
----------------------------------------------------------------------------------------------------------------
Alder-Casagrande Ronald                                Affoltern a.A.                       70              192
----------------------------------------------------------------------------------------------------------------
Amez-Droz Manfred                                      Winterthur                          115               92
----------------------------------------------------------------------------------------------------------------
Architektur-Buro O. Baldelli                           Erstfeld                             10              138
----------------------------------------------------------------------------------------------------------------
Armbruster Ursula                                      Zurich                              250               12
----------------------------------------------------------------------------------------------------------------
AROC Bau AG                                            Zug                                  10              184
----------------------------------------------------------------------------------------------------------------
ASA                                                    Basel                              1700                9
----------------------------------------------------------------------------------------------------------------
Auf der Mauer Genevieve                                Gland                                20               52
----------------------------------------------------------------------------------------------------------------
Auf der Maur Claudia                                   Brunnen                              50              103
----------------------------------------------------------------------------------------------------------------
Auf der Maur Hedy                                      Brunnen                              40               90
----------------------------------------------------------------------------------------------------------------
Bachmann Bruno                                         Zug                                  50              246
----------------------------------------------------------------------------------------------------------------
Baldelli-Blaser Orlando                                Erstfeld                             10              137
----------------------------------------------------------------------------------------------------------------
Ben-Ari Noomi                                          Munchen                             152               43
----------------------------------------------------------------------------------------------------------------
Bernardys AG                                           Zurich                               20              177
----------------------------------------------------------------------------------------------------------------
Bhend Barbara                                          Baar                                 10               14
----------------------------------------------------------------------------------------------------------------
Brack Markus                                           Zug                                  50               58
----------------------------------------------------------------------------------------------------------------
Brandenberger Michael                                  Kusnacht                             20              144
----------------------------------------------------------------------------------------------------------------
Brenner Martin                                         Uerikon                            1090              125
----------------------------------------------------------------------------------------------------------------
Cerfeda Giovanni                                       Winterthur                          250               13
----------------------------------------------------------------------------------------------------------------
Ciments Vigier SA                                      Pery                               5000              271
----------------------------------------------------------------------------------------------------------------
Czuk Charlotte                                         Hettlingen                           50               33
----------------------------------------------------------------------------------------------------------------
Delta Energie AG                                       Zurich                             1270              256
----------------------------------------------------------------------------------------------------------------
Fent Giuseppe                                          Winterthur                          250               16
----------------------------------------------------------------------------------------------------------------
Fink-Arnet Markus P.                                   Altdorf                              20              165
----------------------------------------------------------------------------------------------------------------
Frei Bruno und Barbara                                 Etzelkofen                           80              129
----------------------------------------------------------------------------------------------------------------
Frey Jurg & Rosemarie                                  Rolling Hills, CA 90274             120               45
----------------------------------------------------------------------------------------------------------------
Furger Sahli Marlena                                   Liebefeld                           100              130
----------------------------------------------------------------------------------------------------------------
Gasser Dorette                                         Zurich                              300              242
----------------------------------------------------------------------------------------------------------------
Gemeinder Josef                                        Coburg                              100               15
----------------------------------------------------------------------------------------------------------------
Greiner Daniel                                         Adetswil                             80              191
----------------------------------------------------------------------------------------------------------------
Grobmay Alex                                           Grafing                              20               35
----------------------------------------------------------------------------------------------------------------
Gunthardt Heike                                        Kusnacht                             10                8
----------------------------------------------------------------------------------------------------------------

Memorandum of Agreement
May 19, 1999
Page 21

----------------------------------------------------------------------------------------------------------------
Hansen Mogens                                          Affoltern a.A.                       50              133
----------------------------------------------------------------------------------------------------------------
Hausermann Peter                                       Vordemwald                            4               86
----------------------------------------------------------------------------------------------------------------
EXHIBIT 4 (CONTINUED)  PAGE 2 OF 6
REGISTERED SHARES
----------------------------------------------------------------------------------------------------------------
Hediger Walter                                         Zurich                             1000               42
----------------------------------------------------------------------------------------------------------------
Hess Rene                                              Bern                                 60              139
----------------------------------------------------------------------------------------------------------------
Hofer Urs                                              Balsthal                             40               99
----------------------------------------------------------------------------------------------------------------
Holstein Christa                                       Kusnacht                             20              153
----------------------------------------------------------------------------------------------------------------
Hug Thomas                                             Bever                               300               63
----------------------------------------------------------------------------------------------------------------
Imholz Heinrich                                        Wettingen                            77               91
----------------------------------------------------------------------------------------------------------------
Isler Andreas                                          Gutighausen                          20               65
----------------------------------------------------------------------------------------------------------------
Jakob Peter                                            Zurich                              220               18
----------------------------------------------------------------------------------------------------------------
Kamber Heidi                                           Stans                                40              176
----------------------------------------------------------------------------------------------------------------
Kammer Paul                                            Trimbach                             20               69
----------------------------------------------------------------------------------------------------------------
Kayser Marion                                          Widen                                75              119
----------------------------------------------------------------------------------------------------------------
Kindhauser Eugen                                       Kleinandelfingen                     50              105
----------------------------------------------------------------------------------------------------------------
Knaus Anna                                             Meilen                               20               97
----------------------------------------------------------------------------------------------------------------
Knaus Johannes                                         Meilen                               55              110
----------------------------------------------------------------------------------------------------------------
Knaus Jurg                                             Meilen                              155               59
----------------------------------------------------------------------------------------------------------------
Kohler Freya                                           Munchen                             191               20
----------------------------------------------------------------------------------------------------------------
Kotscher Dagmar                                        Heiden                               20              198
----------------------------------------------------------------------------------------------------------------
Kraus Peter                                            Freienbach                          100              219
----------------------------------------------------------------------------------------------------------------
K-S Anlage AG                                          Diepoldsau                          200              115
----------------------------------------------------------------------------------------------------------------
Kuchler Rosmarie                                       Zollikon                            100               96
----------------------------------------------------------------------------------------------------------------
Kyriacou Andreas                                       Volketswil                           60              141
----------------------------------------------------------------------------------------------------------------
Laager Marlies                                         Horgen                              150              118
----------------------------------------------------------------------------------------------------------------
Lacher Ernst                                           Samstagern                          100              136
----------------------------------------------------------------------------------------------------------------
Lanz Ursula                                            Zurich                              200               80
----------------------------------------------------------------------------------------------------------------
Lehni-Fehlmann Isabel                                  Zug                                 100               62
----------------------------------------------------------------------------------------------------------------
Lichtenhahn Susanna                                    Schaffhausen                         60              216
----------------------------------------------------------------------------------------------------------------
Luthi Rony                                             Windisch                             62              117
----------------------------------------------------------------------------------------------------------------
Luthi Rony                                             Windisch                             30               22
----------------------------------------------------------------------------------------------------------------
Manz Thomas                                            Zumikon                             200               81
----------------------------------------------------------------------------------------------------------------
Marthaler Christoph                                    VR Maarn                             50               89
----------------------------------------------------------------------------------------------------------------
Marthaler Daniel                                       Kusnacht                             40              148
----------------------------------------------------------------------------------------------------------------
Marthaler Daniel                                       Kusnacht                            112               85
----------------------------------------------------------------------------------------------------------------
Marthaler Daniel                                       Kusnacht                              8              150
----------------------------------------------------------------------------------------------------------------
Marty Katja                                            Ernetschwil                          40              190
----------------------------------------------------------------------------------------------------------------
Masina Attilio                                         Illighausen                          76              154
----------------------------------------------------------------------------------------------------------------
Maurer Martin & Susanne                                Bubikon                             150              166
----------------------------------------------------------------------------------------------------------------
Meili Walter                                           Zurich                               40              252
----------------------------------------------------------------------------------------------------------------
Merk Robert                                            Zurich                                5              102
----------------------------------------------------------------------------------------------------------------
Meyer Lorenz                                           Zurich                               20              121
----------------------------------------------------------------------------------------------------------------
Meyer-Waldherr Kathrin                                 Meilen                              150              149
----------------------------------------------------------------------------------------------------------------
Niederberger Margret                                   Steinhausen                          20               47
----------------------------------------------------------------------------------------------------------------
Niederost Markus                                       Elgg                                 40              155
----------------------------------------------------------------------------------------------------------------
Nievergelt Georges                                     Thalwil                             168              194
----------------------------------------------------------------------------------------------------------------
Oeko Casa Investment-+ Beteiligungsgesellschaft AG     Zurich                              300              199
----------------------------------------------------------------------------------------------------------------

Memorandum of Agreement
May 19, 1999
Page 22

----------------------------------------------------------------------------------------------------------------
Pensionskasse SBGRL                                    Ruschlikon                          100              106
----------------------------------------------------------------------------------------------------------------
Perch-Nielsen Jorgen                                   Richterswil                         100              120
----------------------------------------------------------------------------------------------------------------
Pfeiffer Dagmar                                        Berlin                               40              158
----------------------------------------------------------------------------------------------------------------
Pfenninger Paul                                        Meilen                               77               48
----------------------------------------------------------------------------------------------------------------
Pfosi Luzi                                             Wallisellen                         100              201
----------------------------------------------------------------------------------------------------------------
EXHIBIT 4 (CONTINUED)  PAGE 3 OF 6
REGISTERED SHARES
----------------------------------------------------------------------------------------------------------------
Picard Katharina                                       Bern                                120              108
----------------------------------------------------------------------------------------------------------------
Planzer Walter                                         Ammerswil                            75              122
----------------------------------------------------------------------------------------------------------------
Rahn & Bodmer                                          Zurich                             5500              266
----------------------------------------------------------------------------------------------------------------
Rappo-Brumann Cornelia                                 St. Antoni                           30              164
----------------------------------------------------------------------------------------------------------------
Rechsteiner Rita                                       St. Pelagiberg                       20               25
----------------------------------------------------------------------------------------------------------------
Rickli Heinz                                           Bern                                100              132
----------------------------------------------------------------------------------------------------------------
Rimann Sepp                                            Niederrohrdorf                       20               68
----------------------------------------------------------------------------------------------------------------
Rudolf Dudler AG                                       Staad                               100               29
----------------------------------------------------------------------------------------------------------------
Ruetschi Thomas                                        Bern                                150              236
----------------------------------------------------------------------------------------------------------------
Schaffner Sami                                         Oberrohrdorf                         30              180
----------------------------------------------------------------------------------------------------------------
Schlapfer Marianne                                     Zurich                               10              179
----------------------------------------------------------------------------------------------------------------
Schmid Herbert                                         Bern                                 40              156
----------------------------------------------------------------------------------------------------------------
Schmidli Rolf                                          Aarau                                50               93
----------------------------------------------------------------------------------------------------------------
Schmocker Laura                                        Ennetmoos                            23              240
----------------------------------------------------------------------------------------------------------------
Schneider Heinz                                        Trimbach                             40               66
----------------------------------------------------------------------------------------------------------------
Schneider Paul                                         Bremgarten                          200               49
----------------------------------------------------------------------------------------------------------------
Seeger-Bischoff Nadine + Stefan                        Basel                               230              183
----------------------------------------------------------------------------------------------------------------
Shey Randolph & Deanne                                 Palos Verdes                        326               51
----------------------------------------------------------------------------------------------------------------
Sicam Automation & Umwelttechnic AG                    Evilard                              25               10
----------------------------------------------------------------------------------------------------------------
Signer Bruno                                           Zollikerberg                         40              157
----------------------------------------------------------------------------------------------------------------
Sigrist Christian                                      Wallisellen                          50              172
----------------------------------------------------------------------------------------------------------------
Sigrist Christian                                      Wallisellen                        1000              151
----------------------------------------------------------------------------------------------------------------
Sigrist Christian                                      Wallisellen                          50              170
----------------------------------------------------------------------------------------------------------------
Sigrist Christian                                      Wallisellen                          50              173
----------------------------------------------------------------------------------------------------------------
Sigrist Christian                                      Wallisellen                          50              171
----------------------------------------------------------------------------------------------------------------
Spalinger Beatrice                                     Wohlen                               60              193
----------------------------------------------------------------------------------------------------------------
Stadelmann Ruth                                        Zurich                               20               74
----------------------------------------------------------------------------------------------------------------
Stahli Rene                                            Winterthur                          350              220
----------------------------------------------------------------------------------------------------------------
Stammbach Marc                                         Wolfhausen                           25              186
----------------------------------------------------------------------------------------------------------------
Staub Silvia                                           Winterthur-Oberseen                  25               53
----------------------------------------------------------------------------------------------------------------
Steiner Marcel                                         Schwellbrunn                         38              241
----------------------------------------------------------------------------------------------------------------
Stern Elisabeth                                        Rieden                               40               75
----------------------------------------------------------------------------------------------------------------
Stuckey Barbara                                        Zurich                               30              248
----------------------------------------------------------------------------------------------------------------
Stucki Walter                                          Hunibach                            200              152
----------------------------------------------------------------------------------------------------------------
Studer Sabine                                          Wetzikon                             77               60
----------------------------------------------------------------------------------------------------------------
Surbeck Werner                                         Oberrieden                          200              134
----------------------------------------------------------------------------------------------------------------
Surbeck Werner                                         Oberrieden                          100              185
----------------------------------------------------------------------------------------------------------------
SVHA                                                   Wettingen                           100              245
----------------------------------------------------------------------------------------------------------------
Terra Healthy Living Ltd.                              Tortola                            2334              272
----------------------------------------------------------------------------------------------------------------
Thumena Mucca                                          Adliswil                             40              253
----------------------------------------------------------------------------------------------------------------
Urner Kantonalbank                                     Altdorf                            6250
----------------------------------------------------------------------------------------------------------------

Memorandum of Agreement
May 19, 1999
Page 23

----------------------------------------------------------------------------------------------------------------
Urner Kantonalbank                                     Altdorf                            6250
----------------------------------------------------------------------------------------------------------------
Urner Kantonalbank                                     Altdorf                            6250
----------------------------------------------------------------------------------------------------------------
Van den Berg Waltraud                                  Neftenbach                           50               26
----------------------------------------------------------------------------------------------------------------
Vanoncini Philip                                       Birchwil-Nurensdorf                 100              168
----------------------------------------------------------------------------------------------------------------
Vetter Daniel                                          Steffisburg                          70              244
----------------------------------------------------------------------------------------------------------------
von Rotz Stephan                                       Zurich                               20              243
----------------------------------------------------------------------------------------------------------------
Vonlanthen Roger                                       Bern                                 23              128
----------------------------------------------------------------------------------------------------------------
VTZ Kontokorrent                                       Zurich                               46              264
----------------------------------------------------------------------------------------------------------------
EXHIBIT 4 (CONTINUED)  PAGE 4 OF 6
REGISTERED SHARES
----------------------------------------------------------------------------------------------------------------
Wachs Barton                                           Rolling Hills CA 90274               62               40
----------------------------------------------------------------------------------------------------------------
Wachs-Frey Francesca                                   Rolling Hills CA 90274               62               41
----------------------------------------------------------------------------------------------------------------
Walder Ernst                                           Freienwil                            80              111
----------------------------------------------------------------------------------------------------------------
Walti-Roth Marlis                                      Seon                                 40              101
----------------------------------------------------------------------------------------------------------------
Walz Felix                                             Zurich                              200              274
----------------------------------------------------------------------------------------------------------------
Weber-Erb Elisabeth                                    Zollikon                             20              167
----------------------------------------------------------------------------------------------------------------
Weikart Adalbert                                       Glattbrugg                          200              116
----------------------------------------------------------------------------------------------------------------
Widmer Esther                                          Wettingen                            32               61
----------------------------------------------------------------------------------------------------------------
Wieser Alexandra                                       Zurich                               28                6
----------------------------------------------------------------------------------------------------------------
Wieser Alexandra                                       Zurich                                8              109
----------------------------------------------------------------------------------------------------------------
With Donat                                             Langenthal                           40              140
----------------------------------------------------------------------------------------------------------------
Wolfer Marianne                                        Zurich                              400              127
----------------------------------------------------------------------------------------------------------------
Ziegler Serge                                          Zurich                               20               70
----------------------------------------------------------------------------------------------------------------
Ziegler-Zurfluh Emil                                   Fluelen                             200                5
----------------------------------------------------------------------------------------------------------------
Zinniker Jannis                                        Baden                                78               98
----------------------------------------------------------------------------------------------------------------
Zurfluh Louis                                          Seedorf                             405              263
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TOTAL INVESTOREN IN NAMENAKTIEN ( ohne Grunderaktionare )                                57132
----------------------------------------------------------------------------------------------------------------

Memorandum of Agreement
May 19, 1999
Page 24


EXHIBIT 4 (CONTINUED)  PAGE 5 OF 6
BEARER SHARES

--------------------------------------------------------------------------------------------------------------------------------
        FELCO HOLDING ZUG AG
--------------------------------------------------------------------------------------------------------------------------------
           VERSANDREGISTER DER INHABERAKTIEN
--------------------------------------------------------------------------------------------------------------------------------
         PER 23. APRIL 1999
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
NAME                                               ORT                       ANZAHL       ZERT.     VERSAND        BESTATIGT
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Amstutz Thomas                                     8135 Langnau am Albis            300         5         1/24/95        2/3/95
--------------------------------------------------------------------------------------------------------------------------------
Banca dello Stato del Cantone Ticino               6830 Chiasso                     800        23         1/24/95       1/30/95
--------------------------------------------------------------------------------------------------------------------------------
Banca dello Stato del Cantone Ticino               6830 Chiasso                    1500        24         1/24/95       1/30/95
--------------------------------------------------------------------------------------------------------------------------------
Bank J. Vontobel & Co., AG                         8022 Zurch                       575        51          7/4/95       7/20/95
--------------------------------------------------------------------------------------------------------------------------------
Barra Cristina                                     8942 Oberrieden                   20         6         1/24/95       1/31/95
--------------------------------------------------------------------------------------------------------------------------------
Berger Thomas                                      8050 Zurich                       55        67        11/16/95      11/28/95
--------------------------------------------------------------------------------------------------------------------------------
Bernhard Ziegler & Sohne AG                        6454 Fluelen                     100         2         1/19/95       1/31/95
--------------------------------------------------------------------------------------------------------------------------------
Berthier Yves                                      1226 Thonex                      200         7         1/24/95       2/15/95
--------------------------------------------------------------------------------------------------------------------------------
Brack Markus                                       6301 Zug                          50         8         1/24/95        2/2/95
--------------------------------------------------------------------------------------------------------------------------------
Braun Eugen                                        D-8713 Uerikon                   200        70        11/30/95      12/12/95
--------------------------------------------------------------------------------------------------------------------------------
Brenner Martin                                     8713 Uerikon                     300        74         1/17/96       1/17/96
--------------------------------------------------------------------------------------------------------------------------------
Buzzi Bruno                                        1247 Anieres                     100        12         1/24/95
--------------------------------------------------------------------------------------------------------------------------------
Cerfeda Giovanni                                   8400 Winterthur                  250        14         1/24/95        2/2/95
--------------------------------------------------------------------------------------------------------------------------------
CRS Reinigungsdienst                               8065 Zurich                      400        83         6/11/96       6/18/96
--------------------------------------------------------------------------------------------------------------------------------
Fas Jurg                                           3038 Kirchlindach                 80        88         8/22/96      11/13/96
--------------------------------------------------------------------------------------------------------------------------------
Felco Holding Zug AG                               6301 Zug                          14       111        12/16/98      12/17/98
--------------------------------------------------------------------------------------------------------------------------------
Fent Giuseppe                                      8400 Winterthur                  250        21         1/24/95       1/31/95
--------------------------------------------------------------------------------------------------------------------------------
Frei Gabriela                                      6874 Castel San Pietro           100       104         5/15/97       6/30/97
--------------------------------------------------------------------------------------------------------------------------------
Fritz Rainer                                       6922 Morcote                      50        22         1/24/95        2/6/95
--------------------------------------------------------------------------------------------------------------------------------
Fust Daniel                                        1275 Cheserex                    100        59          8/7/95       8/21/95
--------------------------------------------------------------------------------------------------------------------------------
Gingins Francois                                   1400 Yverdon                      80        56          7/4/95       7/30/95
--------------------------------------------------------------------------------------------------------------------------------
Hani Willi                                         2545 Selzach                      40        55          7/4/95       7/20/95
--------------------------------------------------------------------------------------------------------------------------------
Hirt Daniel                                        8180 Bulach                       25        85         6/11/96       6/14/96
--------------------------------------------------------------------------------------------------------------------------------
Hofmaier Martin                                    8492 Wila                        100        86         6/11/96       6/18/96
--------------------------------------------------------------------------------------------------------------------------------
Hottinger Ueli                                     8048 Zurich                       40        90         8/22/96      10/23/96
--------------------------------------------------------------------------------------------------------------------------------
Huber Rene                                         1209 Geneve                      500        26         1/24/95        2/1/95
--------------------------------------------------------------------------------------------------------------------------------
Kammermann Markus                                  1261 Chavannes-de-Bogis           20        27         1/24/95        2/6/94
--------------------------------------------------------------------------------------------------------------------------------
Klooz Daniel                                       8400 Winterthur                   40        97         2/27/97        3/1/97
--------------------------------------------------------------------------------------------------------------------------------
Kunzel Siegmund                                    8600 Dubendorf                   100        30         1/24/95        2/3/95
--------------------------------------------------------------------------------------------------------------------------------
Lanz Ursula                                        8032 Zurich                       50        72        12/15/95       1/15/96
--------------------------------------------------------------------------------------------------------------------------------
Marchand Claudine                                  1012 Lausanne                    150        75         1/18/96       1/23/96
--------------------------------------------------------------------------------------------------------------------------------
Marthaler Daniel                                   8700 Kusnacht/ZH                  93        32         1/24/95       1/30/95
--------------------------------------------------------------------------------------------------------------------------------
Martin Veronica                                    1213 Petit-Lancy                 100        64         10/2/95       10/9/95
--------------------------------------------------------------------------------------------------------------------------------
Morerod Bruno                                      1865 Les Diablerets               40        34         1/24/95        2/2/95
--------------------------------------------------------------------------------------------------------------------------------
Morerod Lucien                                     1865 Les Diablerets               20        33         1/24/95       1/31/95
--------------------------------------------------------------------------------------------------------------------------------
Moser-Jaggi Muriel                                 3073 Gumligen                    100        73        12/15/95       1/11/96
--------------------------------------------------------------------------------------------------------------------------------
Moser-Jaggi Muriel                                 3073 Gumligen                    100        62          9/6/95       9/19/95
--------------------------------------------------------------------------------------------------------------------------------

Memorandum of Agreement
May 19, 1999
Page 25

--------------------------------------------------------------------------------------------------------------------------------
Moser-Jaggi Muriel                                 3073 Gumligen                    100        65         10/2/95       10/9/95
--------------------------------------------------------------------------------------------------------------------------------
Nievergelt Georges                                 8800 Thalwil                      41        35         1/24/95       1/27/95
--------------------------------------------------------------------------------------------------------------------------------
EXHIBIT 4 (CONTINUED)
PAGE 6 OF 6
BEARER SHARES
--------------------------------------------------------------------------------------------------------------------------------
Nussbaumer Mario                                   8834 Schindellegi                 40        93         2/11/97       2/12/97
--------------------------------------------------------------------------------------------------------------------------------
Nussbaumer-Dillier Monika                          8834 Schindellegi                 40        96         2/17/97       2/24/97
--------------------------------------------------------------------------------------------------------------------------------
Oeko Casa Investment- + Beteiligungsgesellschaft   8023 Zurich                      159       101         1/28/98
--------------------------------------------------------------------------------------------------------------------------------
Pensionskasse SBGRL                                8803 Ruschlikon                  200         4         1/24/95        2/9/95
--------------------------------------------------------------------------------------------------------------------------------
Peterhans Hans                                     1233 Bernex                       80        36         1/24/95       1/30/95
--------------------------------------------------------------------------------------------------------------------------------
Rahn & Bodmer                                      8001 Zurich                     1870       113         1/27/99        2/3/99
--------------------------------------------------------------------------------------------------------------------------------
Renz Thomas                                        1226 Thonex                       40        84         5/30/96       7/11/96
--------------------------------------------------------------------------------------------------------------------------------
Roulet Silvie                                      8810 Horgen                       39        61          9/6/95       9/20/95
--------------------------------------------------------------------------------------------------------------------------------
Schuler Benno                                      8807 Freienbach                   30        92         9/18/96      10/23/96
--------------------------------------------------------------------------------------------------------------------------------
Schuler Benno                                      8807 Freienbach                   20        95         2/17/97       4/23/97
--------------------------------------------------------------------------------------------------------------------------------
Schuler Luzia                                      8038 Zurich                       20        94         2/11/97       2/11/97
--------------------------------------------------------------------------------------------------------------------------------
Schuler Marlis                                     8807 Freienbach                   30        91         9/18/96       10/2/96
--------------------------------------------------------------------------------------------------------------------------------
Schwegler Daniel                                   6130 Willisau                     40       103         4/17/97       5/15/97
--------------------------------------------------------------------------------------------------------------------------------
Schweizer Christian                                1196 Gland                       300        37         1/24/95        2/7/95
--------------------------------------------------------------------------------------------------------------------------------
Schweizerische Bankgesellschaft                    8021 Zurich                      700        79          2/6/96       2/15/96
--------------------------------------------------------------------------------------------------------------------------------
Schweizerische Bankgesellschaft                    8021 Zurich                      200        77          2/5/96       2/15/96
--------------------------------------------------------------------------------------------------------------------------------
Sigrist Christian F.                               8304 Wallisellen                 560        38         1/24/95
--------------------------------------------------------------------------------------------------------------------------------
Trinkhaus & Burkhardt (International) S.A.         L-2015 Luxembourg                192        25         1/24/95        2/1/95
--------------------------------------------------------------------------------------------------------------------------------
Trinkhaus & Burkhardt (International) S.A.         L-2015 Luxembourg                192         3         1/24/95        2/1/95
--------------------------------------------------------------------------------------------------------------------------------
VTZ Versicherungs Treuhand AG                      8023 Zurich                       93       110        10/28/98
--------------------------------------------------------------------------------------------------------------------------------
Welter-Stalder Liselotte                           6460 Altdorf                      40        89         7/10/97       8/29/97
--------------------------------------------------------------------------------------------------------------------------------
Wiedmer-Wenk Eva                                   8616 Riedikon                     20        98         2/17/97       2/25/97
--------------------------------------------------------------------------------------------------------------------------------
Wittwer Arthur                                     8408 Winterthur                   40        40         1/24/95       1/30/95
--------------------------------------------------------------------------------------------------------------------------------
Wyss Gisela                                        1279 Chavannes-de-Bogis           40        48         4/18/95        5/1/95
--------------------------------------------------------------------------------------------------------------------------------
Wyss Michael                                       8712 Stafa                        32        66        11/16/95      11/28/95
--------------------------------------------------------------------------------------------------------------------------------
Zeltner Raymond                                    8246 Langwiesen                  500        41         1/24/95       1/31/95
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
TOTAL AKTIEN                                                                      12700
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

Memorandum of Agreement
May 19, 1999
Page 26



EXHIBIT 5 TO MEMORANDUM OF AGREEMENT

Definitive Agreements to be concluded at Closing

- Stock Purchase Agreement with Founders (under Swiss law (except as to corporate matters provided for under the laws of ASP's state of incorporation) and the Arbitral Tribunal appointed according to the rules of the Zurich Chamber of Commerce Arbitration rules having exclusive jurisdiction)
- Stock Purchase Agreement with VTZ clients (under Swiss law (except as to corporate matters provided for under the laws of ASP's state of incorporation) and the Arbitral Tribunal appointed according to the rules of the Zurich Chamber of Commerce Arbitration rules having exclusive jurisdiction)
- Shareholders Agreement (under Swiss law (except as to corporate matters provided for under the laws of ASP's state of incorporation) and the Arbitral Tribunal appointed according to the rules of the Zurich Chamber of Commerce Arbitration rules having exclusive jurisdiction)
-        Loan to Founders
- License Agreement (under Swiss law and the Arbitral Tribunal appointed according to the rules of the Zurich Chamber of Commerce Arbitration rules having exclusive jurisdiction)

Memorandum of Agreement
May 19, 1999
Page 27



EXHIBIT 6 TO MEMORANDUM OF AGREEMENT
PAGE 1 OF 4

                               DOCUMENT CONTENTS

VOLUME 1

                                 1. STRUCTURE

-     1.1   Felco Holding Zug AG (shareholder & company structure chart)
-     Share register of nominative shares
-     Mailing addresses for bearer shares
-     Trading registration form (Zug)

                                  2. BUSINESS

-     Fehlmann: One Hundred Years of Experience in Construction
        (details of enterprises, Fehlmann family, company)
-     Marketing Concept: Felco Lightweight Concrete
        (market volume/potential, competition, mission statement, marketing goals, strategy, technical product advantages, target markets, pricing, patent situation)
-     Product table (details of advantages, market status, development)
-     Company information & publicity material 1997 & 1998
-     Brochure: FELCO - Building materials make building easy 1994
-     Brochure: FELCO - Placement of Shares & Convertible Bonds 1994
-     Design brochure: Doppelschalen - System
- SEE VOLUME 1.1 (brochure entitled FELCO - Building materials make building easy)

3.    ACCOUNTS & TAX POSITION

-     Interim balance sheet estimate: 31st October 1998
-     Interim balance sheet estimate: 30th September 1998
-     Balance sheets: 1999, 1998, 1997
-     Financial Statements: 1997, 1996, 1995, 1994
-     Kontoblatter: Intangible Assets 1992 - 98
-     3.3   Business plan (sales & revenues predictions): 1999 - 2001
-     Cash flow details: 1999
-     Budget: 1999
-     Budget: 2000

                                4. CONSTITUTION

-     Articles of Association:
        Streichung der Statutenbestimmungen uber die genehmigte Kapitalerhohung der Felco Holding Zug AG
-     Statuten der Gesellschaft

Memorandum of Agreement
May 19, 1999
Page 28



EXHIBIT
PAGE 2 OF 4

                                  5. FINANCE

-     Summary of loan agreements
-     Copies of loan agreements for:
        Ciments Vigier SA
        Gallus Gerig-Arnold
        Christian F Sigrist
-     Loan commitments
-     5.2   not applicable
-     5.4   List of unpaid creditors 1996, 1997, 1998, 1999
-     5.5   Finance leasing agreements & commitments
-     Convertible loan contract & certificate
-     Leasing Agreement: LOANCAR AG
-     Summary of loans & honorary fees

                                   6. PROPERTY

-     6.1 Rent agreement, Zug

Memorandum of Agreement
May 19, 1999
Page 29


EXHIBIT 6
PAGE 3 OF 4

VOLUME 2

                           7. INTELLECTUAL PROPERTY

-     Copies:
        US Patents 1999, 1997
        European pending patent 1997

        Swiss Trademark registration 1994
        Danish Trademark registration 1994
        German Trademark registration 1994
        Swedish Trademark registration 1996
        British & Northern Ireland Trademark registration 1995
        Chinese Trademark registration
        Organisation mondiale de la propriete intellectuelle: registration certificate

-     7.4   Licence agreement for Felco design, patent, product

-     Copies of licence agreements with:
        Ernst Schutz Kies und Beton AG
        A&J GmbH
        Frischbeton AG
        Zementwaren Otto Kalbermatten AG
        Arnold Dudler & Co
        BETON-MAYER AG
        A Foser AG
        BE-FIX AG
        IsoComp AG
        Hans Santer
        Alfred Helfer

-     7.7 Sales contract between Felco Holding Zug AG & Fehlmann Ingenieur AG
-     SEE VOLUME 2.1 (brochure entitled Test)
- Proprietary Information Disclosure Agreement between Joseph Anderson, Strathclyde Technologies, Inc. & Felco

Memorandum of Agreement
May 19, 1999
Page 30



EXHIBIT 6
PAGE 4 OF 4

VOLUME 3


                                8. FIXED ASSETS

-     8.1   Fixed Assets 1999
-     8.2   Insurance policy details

                              9. TRADING MATTERS

-     Terms & conditions for sale
-     List of large FELCO projects in preparation
- 9.4 SEE VOLUME 3.1 (brochure entitled Liberian Housing Development Project LHDP by FELCO TECHNOLOGY)
-     Copy of offer & estimate to BATIGROUP GU SA, Bern for Arteplages EXPO 01
-     Design brochure:
        EXPO 01 Arteplages: Floating Platforms with FELCO - Living Units
-     Copy of order confirmation letter to Spurgin & Leonhart
-     Letter of Intent: Beijing New Building Materials CO. (Group) LTD.
-     Delivery & Financing Contract for 300 buses with diesel motors:
        Felco & Cote d'Ivoire (unsigned)
-     Non-Official translation of above contract
-     Copy of contract for ,,Projet Excalibur" (unsigned)
- Financing contract between Felco & Sotra Abidjan, Cote d'Ivoire (partwise signed)

                                 10. EMPLOYEES

-     10.1 List of categories of employees
-     10.4 List of employees under contract
-     10.8 Copy of letter and agreement from Swiss Life regarding pension fund
- 10.9 Copies of registration forms for members of collective insurance policy

                                11. LITIGATION

-     Details of claims and threats which may result in dispute procedures